Exhibit 99.3

 Second Quarter 2018 Earnings Presentation  July 24, 2018

 Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the Company’s business, cash flows, condition (financial or otherwise), credit quality, financial performance, liquidity, short and long-term performance goals, prospects, results of operations, strategic initiatives and the timing, benefits, costs and synergies of future acquisition, disposition and other growth opportunities. These statements, which are based upon certain assumptions and estimates and describe the Company’s future plans, results, strategies and expectations, can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict and that are beyond the Company’s control. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date of this presentation, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks and other factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 16, 2018 under the captions “Cautionary note regarding forward-looking statements” and “Risk factors.” Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company.   Forward looking statements

 Use of non-GAAP financial measures  This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non‐GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, core net income, core diluted earnings per share, adjusted pro forma net income, adjusted pro forma diluted earnings per share, pro forma core net income, pro forma core diluted earnings per share, core noninterest expense, core noninterest income, core efficiency ratio (tax-equivalent basis), banking segment core efficiency ratio (tax-equivalent basis), mortgage segment core efficiency ratio (tax-efficiency basis), adjusted mortgage contribution, adjusted return on average assets and equity, core return on average assets and equity and core total revenue. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non‐core/adjusted in nature. The Company refers to these non‐GAAP measures as adjusted or core measures. The corresponding Earnings Release also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, adjusted return on average assets, adjusted return on average equity, core return on average tangible common equity, adjusted return on average tangible common equity, pro forma return on average assets and equity, pro forma adjusted return on average assets and equity and pro forma core return on average assets and equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. The following tables provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

2Q 2018 highlights

Key highlights

- Adjusted diluted EPS of $0.72[1], resulting in adjusted ROAA of 1.91%[1]
- Loans (HFI) grew to $3.4 billion, a 73.3% increase from 2Q 2017; grew 21.1% annualized from 1Q 2018
- Customer deposits grew to $3.8 billion, a 41.0% increase from 2Q 2017; grew 17.3% annualized from 1Q 2018
- Continued customer-focused balance sheet growth resulting in a net interest margin of 4.81% for 2Q 2018, compared to 4.64% for 1Q 2018
- Continuing to gain positive operating leverage, Banking Segment core efficiency ratio improved to 51.7%[1] in 2Q 2018, down 874 basis points from 2Q 2017
- Mortgage banking income of $28.5 million, a 5.6% decrease from 2Q 2017, driven by lower interest rate lock commitment (IRLC) volume of $2.0 billion for the quarter, down 8.4% from 2Q 2017
- Completed $151.8 million follow-on secondary offering on May 31, 2018

Financial results

	Three months ended June 30, 2018	
	Non-GAAP adjusted results[1]	Reported GAAP results
Diluted earnings per share	$0.72	$0.70
Net income ($million)	$22.7	$22.1
Net interest margin	4.81%[2]	4.81%
Return on average assets	1.91%	1.86%
Return on average equity	14.8%	14.4%
Return on average tangible common equity	19.6%	19.0%
Efficiency ratio	62.1%	64.5%

[1] Adjusted results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 26.06% excluding one-time items. See "Use of non-GAAP financial measures" and the Appendix hereto.

[2] Includes accretion from acquired / purchased loans and collection of interest income on nonaccrual loans, which contributed 20 basis points to net interest margin.

FB FirstBank

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4 0.91% 1.21% 1.46% 1.52% 1.85% 2014 2015 2016 2017 YTD 2018 0.50% 0.29% 0.32% 0.30% 0.26% 2Q17 3Q17 4Q17 1Q18 2Q18 4.19% 4.61% 4.63% 4.64% 4.81% 2Q17 3Q17 4Q17 1Q18 2Q18 Consistently delivering balanced profitability and growth Drivers of profitability Pro forma return on  average assets, adjusted1 Net interest margin $36 $38  $37 $33 $36 2Q17 3Q17 4Q17 1Q18 2Q18 Noninterest income ($mn) 88% 96% 101% 97% 97% 72% 84% 86% 86% 87% 16% 12% 15% 11% 10% 2Q17 3Q17 4Q17 1Q18 2Q18 Loans excluding HFS Loans HFS Loans / deposits 1Our pro forma net income includes a pro forma provision for federal income taxes using a combined effective income tax rate of 35.63%, 35.08% and 36.75% for the years ended December 31, 2014, 2015 and 2016, respectively, and also includes the exclusion of a one-time tax charge from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. The years ended December 31 2014, 2015, 2016 and 2017 are annual percentages. NPLs (HFI) / loans (HFI) (%)

5 Peer-leading net interest margin remains strong Historical yield and costs 1Includes tax-equivalent adjustment NIM (%) 4.19% 4.61% 4.63% 4.64% 4.81% Impact of accretion and nonaccrual interest   collections (bps) 15 28 28 20 20 Deposit cost (%) 0.34% 0.46% 0.50% 0.55% 0.62% Loan (HFI) yield 2Q17 1Q18 2Q18 Contractual interest rate on loans HFI1 4.63% 5.28% 5.37% Origination and other loan fee  income 0.30% 0.37% 0.46% 4.93% 5.65% 5.83% Nonaccrual interest collections 0.07% 0.05% 0.03% Accretion on purchased loans 0.17% 0.21% 0.23% Syndication fee income 0.02% 0.01% 0.03% Total loan yield (HFI) 5.19% 5.92% 6.12% Average interest earning assets Yield on loans Cost of deposits NIM $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 -- 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 2Q17 3Q17 4Q17 1Q18 2Q18 Avg. interest earning assets ($mm) Yields and Costs (%)

6 Total HFI loans: $1,240 million 1-4 family19% 1-4 family HELOC13% Multifamily3% C&D8% CRE14% C&I38% Other5% 1-4 family15% 1-4 family HELOC6% Multifamily2% C&D15% CRE17% C&I39% Other6% Consistent loan growth and balanced portfolio Total loan growth 1 ($million) and commercial real estate concentration Loan portfolio breakdown 4Q12 2Q18 Total HFI loans: $3,416 million 1Exclude HFS loans, C&I includes owner-occupied CRE 2Risk-based capital at First Bank as defined in Call Report. 2Q 2018 calculation is preliminary and subject to change. 3Excludes owner-occupied CRE $1,971 $3,115 $3,167 $3,245 $3,416 2Q17 3Q17 4Q17 1Q18 2Q18 Commercial real estate (CRE) concentrations2 % of Risk-Based Capital 1Q18 2Q18 (preliminary) C&D loans subject to 100% risk-based capital threshold3 98% 105% Total CRE loans subject to 300% risk-based capital threshold3 229% 239%

7 Stable, low cost core deposit franchise 26.2% 24.9% 24.2% 24.7% 24.8% 0.34% 0.46% 0.50% 0.55% 0.62% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2Q17 3Q17 4Q17 1Q18 2Q18 Noninterest bearing (%) Cost of total deposits (%) $715 $925 $888 $931 $971 2Q17 3Q17 4Q17 1Q18 2Q18 $2,726 $3,614 $3,578 $3,685 $3,844 $2 $104 $86 $81 $66 $2,728 $3,718 $3,664 $3,766 $3,910 2Q17 3Q17 4Q17 1Q18 2Q18 Customer deposits Brokered and internet time deposits Total deposits ($million) 1Includes mortgage servicing-related escrow deposits of$49.9million, $56.8 million, $53.7, $74.1 million and $88.4 million for the quarters ended June 30, 2017, September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018 respectively. Noninterest bearing deposits ($million)1 Deposit composition Cost of  deposits Noninterest-bearing25% Interest-bearing checking23% Money market28% Savings5% Time19% 48% Checking accounts

Mortgage operations overview

Highlights

- 2Q 2018 Mortgage Segment pre-tax contribution of $1.9 million. Total mortgage pre-tax contribution (including retail footprint) of $3.2 million, 10.4% of adjusted consolidated pre-tax income, down from 29.6% in 2Q 2017
- Mortgage banking income $28.5 million, down 5.6% from 2Q 2017, up 7.8% from 1Q 2018
- Expect to sell $3.3 billion of loans serviced during the 3rd quarter with no material impact
- Including the impact of MSR sales, we expect total mortgage pre-tax contribution (including retail footprint) to total $5-$7 million in 3Q & 4Q 2018 compared to the total pre-tax contribution in 3Q & 4Q 2017 of $9.7 million

Mortgage banking income ($mm)

	2Q17	1Q18	2Q18
Gain on Sale	$23.9	$23.5	$27.0
Fair value changes	$5.4	($0.1)	($2.3)
Servicing Revenue	$2.7	$4.8	$5.6
Fair value MSR change	($1.8)	($1.7)	($1.8)
Total Income	$30.2	$26.5	$28.5

Mortgage production



Consumer Direct
Correspondent
Third party originated
Retail
Retail footprint
2Q17
1Q18
2Q18

	2Q17	1Q18	2Q18
IRLC volume:	$2,158mm	$2,129mm	$1,976mm
IRLC pipeline[1]:	$547mm	$693mm	$598mm
Refinance %:	36%	42%	29%
Purchase %:	64%	58%	71%

Total pre-tax contribution, adjusted[2] (%)



Banking (excluding retail footprint)
Total Mortgage (including retail footprint)
2Q17
29.6%
70.4%
Total Mortgage decreased by 19.2 percentage points
2Q18
10.4%
89.6%

[1] As of the respective period end.
[2] See "Use of non-GAAP financial measures" and the Appendix hereto.

FB FirstBank

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9 Improving operating leverage Consolidated 2Q 2018 core efficiency ratio of 62.1% driven by Banking Segment core efficiency ratio of 51.7%, which has improved by 874 basis points since 2Q 2017 2Q 2018 illustrates continued operating leverage achieved through organic growth, merger and ongoing cost efficiencies Total revenue at the consolidated level increased by more than twice the rate of total noninterest expense in 2Q 2018 as compared to 2Q 2017 Continued investment in revenue producers, IT systems and back office personnel to build upon scalable platform Continue to refine mortgage banking with operational efficiency improvements 60.4% 56.2% 55.5% 55.2% 51.7% 70.2% 64.4% 63.6% 65.5% 62.1% 78.3% 79.9% 83.8% 85.7% 83.6% 2Q17 3Q17 4Q17 1Q18 2Q18 Banking Segment Consolidated Mortgage Segment Core efficiency ratio (tax-equivalent basis)1 Improving operating efficiency 1 See “Use of non-GAAP financial measures” and the Appendix hereto.

10 Asset quality remains strong 0.25% 0.15% (0.05%) 0.01% 0.11% 2Q17 3Q17 4Q17 1Q18 2Q18 1.18% 0.75% 0.76% 0.75% 0.77% 2Q17 3Q17 4Q17 1Q18 2Q18 $38 $60 $55 $53 $58 $16 $92 $89 $86 $78 2Q17 3Q17 4Q17 1Q18 2Q18 Classified Purchased credit impaired 0.50% 0.29% 0.32% 0.30% 0.26% 0.58% 0.88% 1.52% 0.59% 0.52% 2Q17 3Q17 4Q17 1Q18 2Q18 NPLs (HFI) / loans (HFI) NPAs / assets Classified & PCI loans ($million) Net recoveries (charge-offs) / average loans Nonperforming ratios LLR / loans 1Includes acquired excess land and facilities for all periods subsequent to the acquisition of the Clayton Banks and GNMA rebooked loans for the third and fourth quarters of 2017 –see page 8 of the Quarterly Financial Supplement. 1

11 Common Equity Tier 1 Capital89% Trust Preferred6% Tier 2 ALLL5% Total capital1: $524.1 million Strong capital position for future growth 1 Total regulatory capital, FB Financial Corporation. 2Q 2018 calculation is preliminary and subject to change. 2 See “Use of non-GAAP financial measures” and the Appendix hereto. Capital position Simple capital structure 2Q17 1Q18 2Q181 Shareholder’s equity / Assets 15.2% 12.9% 12.8% TCE / TA2 13.9% 10.2% 10.1% Common equity tier 1 / Risk-weighted assets 17.2% 11.0% 10.7% Tier 1 capital / Risk-weighted assets 18.3% 11.8% 11.4% Total capital / Risk-weighted assets 19.1% 12.3% 12.0% Tier 1 capital / Average assets 15.5% 10.7% 10.9% Tangible book value per  share $11.56 $11.58 $14.99 $15.66 3Q16 4Q16 1Q18 2Q18

 Appendix 12

GAAP reconciliation and use of non-GAAP financial measures

Net income, adjusted

Net income, adjusted	2018 Second Quarter	2018 First Quarter	2017 Fourth Quarter	2017 Third Quarter	2017 Second Quarter
Pre-tax net income	$ 29,859	$ 25,236	$ 27,504	$ 12,990	$ 17,813
Plus merger and offering-related expenses	671	1,193	2,069	15,711	767
Less signficant gains (losses) on securities, other real estate owned and other items	-	-	-	-	-
Pre-tax net income, adjusted	$ 30,530	$ 26,429	$ 29,573	$ 28,701	$ 18,580
Income tax expense, adjusted	7,794	5,793	11,308	10,765	6,875
Net income, adjusted	$ 22,736	$ 20,636	$ 18,265	$ 17,936	$ 11,705
Weighted average common shares outstanding fully diluted	31,294,044	31,421,830	31,166,080	30,604,537	26,301,458
Earnings per share, adjusted					
Diluted earning per share	$ 0.70	$ 0.63	$ 0.74	$ 0.27	$ 0.43
Plus merger and offering-related expenses	0.02	0.04	0.07	0.51	0.03
Less signficant gains (losses) on securities, other real estate owned and other items	-	-	-	-	-
Tax effect	-	(0.01)	(0.22)	(0.20)	(0.01)
Diluted earnings per share, adjusted	$ 0.72	$ 0.66	$ 0.59	$ 0.58	$ 0.45

Previously, the Company adjusted reported net income for the following items: (i) change in fair value in MSRs, net, and (ii) Gains (losses) from securities, OREO, MSRs, other assets, and other items. Beginning with the first quarter of 2018, the Company is only adjusting reported earnings for (i) merger and conversion costs, (ii) impact of tax reform (fourth quarter 2017); and (iii) other significant items impacting comparability between quarterly and annual periods including costs related to the secondary stock offering completed by our primary shareholder during the second quarter of 2018. Prior periods have been adjusted to conform to this presentation, see below for previously reported amounts:

Previously reported core results*	2017 Fourth Quarter	2017 Third Quarter	2017 Second Quarter	2017 First Quarter
Core net income	$ 18,677	$ 18,516	$ 12,919	$ 10,284
Core diluted earnings per share	$ 0.60	$ 0.60	$ 0.49	$ 0.42

** Non-GAAP reconciliations of previously reported core results are included in previously issued earnings release supplements*

FB FirstBank

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GAAP reconciliation and use of non-GAAP financial measures

Pro forma net income, adjusted

Pro forma net income, adjusted		**YTD 2018**		**2017**		**2016**		**2015**		**2014**
Pre-tax net income	$	**55,095**	$	**73,485**	$	**62,324**	$	**50,824**	$	**34,731**
Plus merger and offering-related expenses		1,864		19,034		3,268		3,543		-
Less signficant gains (losses) on securities, other real estate owned and other items		-		-		(3,539)		4,638		2,000
Pre tax net income, adjusted	$	**56,959**	$	**92,519**	$	**69,131**	$	**49,729**	$	**32,731**
Pro forma income tax expense, adjusted		13,587		34,749		25,404		18,425		11,662
Pro forma net income, adjusted	$	**43,372**	$	**57,770**	$	**43,727**	$	**31,304**	$	**21,069**
Weighted average common shares outstanding fully diluted		31,275,846		28,207,602		19,312,174		17,180,000		17,180,000
Pro forma diluted earnings per share, adjusted										
Diluted earning per share	$	**1.33**	$	**1.86**	$	**2.10**	$	**2.79**	$	**1.89**
Plus merger and offering-related expenses		0.06		0.67		0.17		0.21		-
Less signficant gains (losses) on securities, other real estate owned and other items		-		-		(0.18)		0.27		0.12
Tax effect		(0.01)		(0.48)		(0.19)		(0.91)		(0.54)
Pro forma diluted earnings per share, adjusted	$	**1.38**	$	**2.05**	$	**2.26**	$	**1.82**	$	**1.23**

Previously reported pro forma core results*		**2017**		**2016**		**2015**		**2014**
Pro forma core net income	$	60,396	$	46,120	$	34,577	$	22,872
Pro forma core diluted earnings per share	$	2.14	$	2.39	$	2.01	$	1.33

** Non-GAAP reconciliations of previously reported core results are included in previously issued earnings release supplements.*

FB FirstBank

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15 GAAP reconciliation and use of non-GAAP financial measures Tax-equivalent efficiency ratio Core efficiency ratio (tax-equivalent basis)Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter Total noninterest expense56,303$ 56,151$ 57,540$ 69,224$ 49,136$ Less variable compensation charge related to cash settled equity awards- - - - - Less merger and offering-related expenses671 1,193 2,069 15,711 767 Less loss on sale of mortgage servicing rights- - - - 249 Core noninterest expense55,632$ 54,958$ 55,471$ 53,513$ 48,120$ Net interest income (tax-equivalent basis)51,909 48,799 49,692 44,281 31,158 Total noninterest income35,708 33,275 37,017 37,820 35,657 Less change in fair value on mortgage servicing rights(1,778) (1,713) (190) (893) (1,840) Less gain on sales or write-downs of other real estate owned and other assets(132) (118) (386) (314) 62 Less gain from securities, net(97) (47) 1 254 29 Core noninterest income37,715 35,153 37,592 38,773 37,406 Core revenue89,624$ 83,952$ 87,284$ 83,054$ 68,564$ Efficiency ratio (GAAP)(1)64.5%68.7%66.9%85.0%74.4%Core efficiency ratio (tax-equivalent basis)62.1%65.5%63.6%64.4%70.2%20182017(1) Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue

GAAP reconciliation and use of non-GAAP financial measures

Segment tax-equivalent efficiency ratio

	2018		2017		
Banking segment core efficiency ratio (tax equivalent)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Core consolidated noninterest expense	$ 55,632	$ 54,958	$ 55,471	$ 53,513	$ 48,120
Less Mortgage segment noninterest expense	19,582	18,910	20,117	19,757	19,802
Add loss on sale of mortgage servicing rights	-	-	-	-	249
Adjusted Banking segment noninterest expense	36,050	36,048	35,354	33,756	28,567
Adjusted core revenue	89,624	83,952	87,284	83,054	68,564
Less Mortgage segment noninterest income	21,650	20,363	23,825	23,836	23,121
Less change in fair value on mortgage servicing rights	(1,778)	(1,713)	(190)	(893)	(1,840)
Adjusted Banking segment total revenue	$ 69,752	$ 65,302	$ 63,649	$ 60,111	$ 47,283
Banking segment core efficiency ratio (tax-equivalent basis)	51.7%	55.2%	55.5%	56.2%	60.4%
Mortgage segment core efficiency ratio (tax equivalent)					
Consolidated noninterest expense	$ 56,303	$ 56,151	$ 57,540	$ 69,224	$ 49,136
Less loss on sale of mortgage servicing rights	-	-	-	-	249
Less Banking segment noninterest expense	36,721	37,241	37,423	49,467	29,334
Adjusted Mortgage segment noninterest expense	$ 19,582	$ 18,910	$ 20,117	$ 19,757	$ 19,553
Total noninterest income	35,708	33,275	37,017	37,820	35,657
Less Banking segment noninterest income	14,058	12,912	13,192	13,984	12,536
Less change in fair value on mortgage servicing rights	(1,778)	(1,713)	(190)	(893)	(1,840)
Adjusted Mortgage segment total revenue	$ 23,428	$ 22,076	$ 24,015	$ 24,729	$ 24,961
Mortgage segment core efficiency ratio (tax-equivalent basis)	83.6%	85.7%	83.8%	79.9%	78.3%

FB FirstBank

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17 GAAP reconciliation and use of non-GAAP financial measures Mortgage contribution, adjusted Mortgage contribution, adjusted Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter Mortgage segment pre-tax net contribution1,916$ 1,111$ 3,269$ 3,948$ 3,747$ Retail footprint: Mortgage banking income6,894 6,108 6,455 7,498 7,118 Mortgage banking expenses5,649 5,097 5,294 6,216 5,368 Retail footprint pre-tax net contribution 1,245 1,011 1,161 1,282 1,750 Total mortgage banking pre-tax net contribution3,161$ 2,122$ 4,430$ 5,230$ 5,497$ Pre-tax net income29,859 25,236 27,504 12,990 17,813 % total mortgage banking pre-tax net contribution10.6%8.4%16.1%40.3%30.9%Pre-tax net income, adjusted30,530 26,429 29,573 28,701 18,580 % total mortgage banking pre-tax net contribution, adjusted10.4%8.0%15.0%18.2%29.6%20182017

GAAP reconciliation and use of non-GAAP financial measures

Tangible assets and equity

	2018		2017		
Tangible assets and equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Tangible Assets					
Total assets	$ 4,923,249	$ 4,725,416	$ 4,727,713	$ 4,581,943	$ 3,346,570
Less goodwill	137,190	137,190	137,190	138,910	46,867
Less intangibles, net	13,203	14,027	14,902	12,550	4,048
Tangible assets	$ 4,772,856	$ 4,574,199	$ 4,575,621	$ 4,430,483	$ 3,295,655
Tangible Common Equity					
Total shareholders' equity	$ 630,959	$ 611,075	$ 596,729	$ 572,528	$ 509,517
Less goodwill	137,190	137,190	137,190	138,910	46,867
Less intangibles, net	13,203	14,027	14,902	12,550	4,048
Tangible common equity	$ 480,566	$ 459,819	$ 444,637	$ 421,068	$ 458,602
Common shares outstanding	30,683,353	30,671,763	30,535,517	30,526,592	28,968,160
Book value per common share	$ 20.56	$ 19.92	$ 19.54	$ 18.76	$ 17.59
Tangible book value per common share	$ 15.66	$ 14.99	$ 14.56	$ 13.79	$ 15.83
Total shareholders' equity to total assets	12.8%	12.9%	12.6%	12.5%	15.2%
Tangible common equity to tangible assets	10.1%	10.2%	9.7%	9.5%	13.9%
Net income	$ 22,065	$ 19,754	$ 23,018	$ 8,388	$ 11,239
Return on tangible common equity	18.4%	17.4%	20.5%	7.9%	9.8%

Return on average tangible equity

	2018		2017		
Return on average tangible common equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Total average shareholders' equity	$ 615,950	$ 599,198	$ 578,856	$ 550,409	$ 398,805
Less average goodwill	137,190	137,190	137,190	108,220	46,839
Less intangibles, net	13,615	14,465	13,726	9,983	4,124
Average tangible common equity	$ 465,145	$ 447,544	$ 427,940	$ 432,206	$ 347,842
Net income	$ 22,065	$ 19,754	$ 23,018	$ 8,388	$ 11,239
Return on average tangible common equity	19.0%	17.9%	21.3%	7.7%	13.0%

FB FirstBank

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19 GAAP reconciliation and use of non-GAAP financial measures Return on average tangible equity, adjusted Return on average assets and equity, adjusted Return on average tangible equity, adjusted Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter Average tangible common equity 465,145 447,544 427,940 432,206 347,842 Net income, adjusted $ 22,736 $ 20,636 $ 18,265 $ 17,936 $ 11,705 Return on average tangible equity, adjusted 19.6% 18.7% 16.9% 16.5% 13.5% 2018 2017 Return on average assets and equity, adjusted Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter Net income $ 22,065 $ 19,754 $ 23,018 $ 8,388 $ 11,239 Average assets 4,763,991 4,678,494 4,664,669 4,162,478 3,224,783 Average equity 615,950 599,198 578,856 550,409 398,805 Return on average assets 1.86% 1.71% 1.96% 0.80% 1.40% Return on average equity 14.4% 13.4% 15.8% 6.1% 11.3% Net income, adjusted 22,736 20,636 18,265 17,936 11,705 Return on average assets, adjusted 1.91% 1.79% 1.55% 1.71% 1.46% Return on average equity, adjusted 14.8% 14.0% 12.5% 12.9% 11.8% Previously reported core metrics* Fourth Quarter Third Quarter Second Quarter Core return on average tangible common equity 17.4% 17.0% 14.9% Core return on average assets 1.59% 1.76% 1.61% Core return on average equity 12.8% 13.3% 13.0% Core total revenue $ 86,575 $ 82,383 $ 67,833 * Non-GAAP reconciliations of previously reported core results are included in previously issued earnings release supplements. 2018 2017 2017

20 GAAP reconciliation and use of non-GAAP financial measures Return on average assets and equity, adjusted Pro forma return on average assets and equity, adjusted YTD 20182017201620152014 Pro forma Net income41,819$ 52,398$ 40,951$ 47,856$ 32,462$ Average assets 4,719,932 3,811,158 3,001,275 2,577,895 2,311,297 Average equity 607,708 466,219 276,587 228,844 203,615 Pro forma return on average assets1.79%1.37%1.36%1.86%1.40%Pro forma return on average equity13.9%11.2%14.8%20.9%15.9% Pro forma net income, adjusted $ 43,372 $ 57,770 $ 43,727 $ 31,304 $ 21,069 Pro forma return on average assets, adjusted1.85%1.52%1.46%1.21%0.91%Pro forma return on average equity, adjusted14.4%12.4%15.8%13.7%10.3%Previously reported core metrics*2017201620152014Pro forma core return on average assets1.56%1.54%1.34%0.99%Pro forma core return on average equity13.0%16.7%15.1%11.2%* Non-GAAP reconciliations of previously reported core results are included in previously issued earnings release supplements.